UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 5, 2013

HALLIBURTON COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-03492	No. 75-2677995
(Commission File Number)	(IRS Employer Identification No.)

3000 North Sam Houston Parkway East Houston, Texas	77032
(Address of Principal Executive Offices)	(Zip Code)

(281) 871-2699

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 5, 2013, Halliburton Company (the “Company”) issued $600,000,000 aggregate principal amount of 1.00% Senior Notes due 2016 (the “2016 Notes”), $400,000,000 aggregate principal amount of 2.00% Senior Notes due 2018 (the “2018 Notes”), $1,100,000,000 aggregate principal amount of 3.50% Senior Notes due 2023 (the “2023 Notes”) and $900,000,000 aggregate principal amount of 4.75% Senior Notes due 2043 (the “2043 Notes,” and together with the 2016 Notes, the 2018 Notes and the 2023 Notes, the “Notes”). The Notes were sold pursuant to an Underwriting Agreement, dated July 29, 2013, among the Company, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., RBS Securities Inc. and the several other underwriters named therein, as previously reported on the Company’s Form 8-K dated July 29, 2013.

The Notes were issued under an Indenture, dated as of October 17, 2003 (the “Base Indenture”), as supplemented with respect to the Notes by the Seventh Supplemental Indenture (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) dated as of August 5, 2013, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank. The Base Indenture is incorporated by reference herein. A copy of the Supplemental Indenture is attached as an exhibit to this Form 8-K and is incorporated by reference herein.

The Company will pay interest on the Notes of each series on February 1 and August 1 of each year, beginning on February 1, 2014. The 2016 Notes will mature on August 1, 2016, the 2018 Notes will mature on August 1, 2018, the 2023 Notes will mature on August 1, 2023 and the 2043 Notes will mature on August 1, 2043. The Company may redeem some or all of the Notes of each series at any time and from time to time at the redemption prices, plus accrued and unpaid interest, as set forth in the Supplemental Indenture. The Notes are the Company’s general, senior unsecured indebtedness and rank equally with all of the Company’s existing and future senior unsecured indebtedness. The Notes will effectively rank junior to any future secured indebtedness of the Company, to the extent of the value of the collateral securing such indebtedness, unless and to the extent the Notes are entitled to be equally and ratably secured.

The offering of the Notes was made pursuant to a registration statement on Form S-3 (No. 333-177811) of the Company (the “Registration Statement”). The Registration Statement was automatically effective upon acceptance by the Securities and Exchange Commission (the “SEC”) on November 8, 2011. Certain terms of the Notes and the Indenture are further described in the prospectus dated November 8, 2011, together with the prospectus supplement dated July 29, 2013 filed with the SEC on July 30, 2013 pursuant to Rule 424(b)(5) under the Securities Act of 1933, which description is incorporated by reference herein. The description of the Notes is qualified in its entirety by the provisions of the Notes and the Indenture, each of which is attached as an exhibit to this Form 8-K and is incorporated by reference herein.

In connection with the offering of the Notes, the Company is filing exhibits as part of this Form 8-K that are to be incorporated by reference in their entirety into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Indenture, dated as of October 17, 2003, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank (incorporated by reference to Exhibit 4.1 to the Company’s Form 10-Q for the quarter ended September 30, 2003, File No. 001-03492).

4.2	Seventh Supplemental Indenture, dated as of August 5, 2013, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank.

4.3	Form of Global Note for the Company’s 1.00% Senior Notes due 2016 (included as part of Exhibit 4.2).

4.4	Form of Global Note for the Company’s 2.00% Senior Notes due 2018 (included as part of Exhibit 4.2).

4.5	Form of Global Note for the Company’s 3.50% Senior Notes due 2023 (included as part of Exhibit 4.2).

4.6	Form of Global Note for the Company’s 4.75% Senior Notes due 2043 (included as part of Exhibit 4.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: August 5, 2013	By:	/s/ Bruce A. Metzinger
Bruce A. Metzinger
Assistant Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

4.1	Indenture, dated as of October 17, 2003, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank (incorporated by reference to Exhibit 4.1 to the Company’s Form 10-Q for the quarter ended September 30, 2003, File No. 001-03492).

4.2	Seventh Supplemental Indenture, dated as of August 5, 2013, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank.

4.3	Form of Global Note for the Company’s 1.00% Senior Notes due 2016 (included as part of Exhibit 4.2).

4.4	Form of Global Note for the Company’s 2.00% Senior Notes due 2018 (included as part of Exhibit 4.2).

4.5	Form of Global Note for the Company’s 3.50% Senior Notes due 2023 (included as part of Exhibit 4.2).

4.6	Form of Global Note for the Company’s 4.75% Senior Notes due 2043 (included as part of Exhibit 4.2).

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